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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                         May 15, 2000 (January 19, 2000)


                               CNET NETWORKS, Inc.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                             0-20939                              13-3696170
      (STATE OR OTHER                 (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)
      JURISDICTION OF
       INCORPORATION)

                               150 Chestnut Street
                        San Francisco, California 94111

              ---------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               Registrant's telephone number, including area code:
                                 (415) 364-8000


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ITEM 2.  OTHER EVENTS.

         On February 29, 2000, CNET Networks, Inc. completed the acquisition of mySimon, Inc., pursuant to which CNET issued approximately 10.7 million shares of its Common Stock. CNET had previously announced its intention to account for this transaction using the pooling of interests accounting method, but has now accounted for the transaction using the purchase method of accounting as a result of CNET's stock repurchase program announced April 19, 2000 (described in its Form 8-K filed April 27, 2000). MySimon operates www.mySimon.com, an online comparison shopping web site. For more information with respect to mySimon or the terms of the Merger, reference is made to the Agreement and Plan of Merger attached hereto as Exhibit 2.1 and the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial Statements of Businesses Acquired.

The following financial statements are filed as Exhibit 99.2 and are incorporated herein by reference:

Independent Auditors' Report

Balance Sheets as of December 31, 1999 and December 31, 1998

Statements of Operations for the Year Ended December 31, 1999
    and Period from April 22, 1998 (inception) to December 31, 1998

Statements of Stockholders' Equity for the Year Ended December 31, 1999
    and Period from April 22, 1998 (inception) to December 31, 1998

Statements of Cash Flows for the Year Ended December 31, 1999
    and Period from April 22, 1998 (inception) to December 31, 1998

Notes to Financial Statements

(b)      Proforma Financial Information.

The following financial statements are filed as Exhibit 99.3 and are incorporated herein by reference:

Unaudited Pro Forma Condensed Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1999

Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Month Period Ended March 31, 2000

Notes to Unaudited Pro Forma Condensed Financial Statements

(c)      Exhibits

2.1 Agreement and Plan of Merger dated January 19, 2000 among CNET, Inc., CNET Sub, Inc. and mySimon.*

23.1     Consent of KPMG, LLP

99.1     Press Release dated January 20, 2000.*


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99.2     Audited financial statements of mySimon, Inc. for the year ended
         December 31, 1999 and the Period from April 22, 1998 (inception) December 31, 1998.

99.3 Pro forma financial statements for the year ended December 31, 1999 and for the three-month period ended March 31, 2000.

*Previously filed with CNET's Current Report on Form 8-K filed on January 24, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 15, 2000               CNET NETWORKS, INC.

                                    By:    /s/ DOUGLAS WOODRUM
                                           -----------------------
                                    Name:  Douglas Woodrum
                                    Title: Chief Financial Officer


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



(c)     Exhibits.

2.1 Agreement and Plan of Merger dated January 19, 2000 among CNET, Inc., CNET Sub, Inc. and mySimon.*

23.1    Consent of KPMG LLP

99.1    Press Release dated January 20, 2000.*

99.2 Financial statements of mySimon, Inc. for the year ended December 31, 1999 and the period from April 22, 1998 (inception) to December 31, 1998.

99.3 Pro forma financial statements for the year ended December 31, 1999 and for the three-month period ended March 31, 2000.

*Previously filed with CNET's Current Report on Form 8-K filed on January 24, 2000.